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                                                                    EXHIBIT 99.2

                          JACOR COMMUNICATIONS COMPANY

                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                   8 3/4% SENIOR SUBORDINATED NOTES DUE 2007
                               EXCHANGED FOR NEW
               8 3/4% SERIES B SENIOR SUBORDINATED NOTES DUE 2007

    Registered holders of outstanding 8 3/4% Senior Subordinated Notes due 2007 (the "Old Notes") who wish to tender their Old Notes in exchange for a like principal amount of new 8 3/4% Series B Senior Subordinated Notes due 2007 (the "Exchange Notes") and whose Old Notes are not immediately available or who cannot deliver their Old Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to The Bank of New York (the "Exchange Agent") prior to the Expiration Date, may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or mail to the Exchange Agent. See "The Exchange Offer
- --Procedures for Tendering Old Notes" in the Prospectus.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                              THE BANK OF NEW YORK

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
  BY HAND DELIVERY OR OVERNIGHT COURIER:                     BY MAIL:
           The Bank of New York                        The Bank of New York
            101 Barclay Street                        101 Barclay Street, 7E
     Corporate Trust Services Window                 New York, New York 10286
               Ground Level                        Attn: Reorganization Section
         New York, New York 10286                         Arwen Gibbons
       Attn: Reorganization Section
              Arwen Gibbons
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                           BY FACSIMILE TRANSMISSION:
                        (For Eligible Institutions Only)
                                 (212) 815-6339
                        To Confirm Receipt of Facsimile:
                                 (212) 815-5920

    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION (AS DEFINED IN THE PROSPECTUS), SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL FOR GUARANTEE OF SIGNATURES.
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Ladies and Gentlemen:

The undersigned hereby tenders the principal amount of Old Notes indicated below, upon the terms and subject to the conditions contained in the Prospectus
dated            , 1997 (the "Prospectus") of Jacor Communications Company, a
Florida corporation (the "Company"), and the related Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged.

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                            DESCRIPTION OF SECURITIES TENDERED
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                          NAME AND ADDRESS OF
                        REGISTERED HOLDER AS IT        CERTIFICATE       PRINCIPAL AMOUNT
  NAME OF TENDERING     APPEARS ON THE OLD NOTES     NUMBER(S) OF OLD      OF OLD NOTES
       HOLDER                (PLEASE PRINT)           NOTES TENDERED         TENDERED

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                   THE FOLLOWING GUARANTEE MUST BE COMPLETED
                             GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth above, the certificates representing the Old Notes (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at the book-entry transfer facility), together with a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three business days after the Expiration Date (as defined in the Prospectus and the Letter of Transmittal).

Name of Firm: __________________________________________________________________

Address: _______________________________________________________________________

Phone #: (  ) __________________________________________________________________

Authorized Signature: __________________________________________________________

Name: __________________________________________________________________________

Title: _________________________________________________________________________

Date: __________________________________________________________________________

NOTE: DO NOT SEND OLD NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. OLD NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.